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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/14/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*    Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

    Copies of Tax Returns Filed During the Reporting Period
    There were no tax returns filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 08/01/02-08/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the CURRENT MONTH-ACTUAL columns must equal the sum of the bank account columns. The amount reported in the PROJECTED columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	BOA MM 3755524692	UBOC CD 2189003821
CASH BEGINNING OF MONTH	-	-	67.61	-	0.00	0.00	0.00	40,228.97	0.00	0.00	0.00	0.00	0.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
DUE FROM LLC
OTHER (attach list)
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD
TRANSFERS FROM MONEY MARKET
TRANSFERS FROM DIP GENERAL												40,000.00
INTEREST								5.51				40.66
TOTAL RECEIPTS	-	-	-	-	-	-	-	5.51	-	-	-	40,040.66	-

DISBURSEMENTS
NET PAYROLL			33,314.62
PAYROLL TAXES
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE
ADMINISTRATIVE			(220.00)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP
Transfer to PR
Transfer to CD
Transfer to DIP General			(33,162.23)					(40,228.97)
Transfer to Money Market
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	-	-	(67.61)	-	-	-	-	(40,228.97)	-	-	-	-	-
NET CASH FLOW	-	-	(67.61)	-	-	-	-	(40,223.46)	-	-	-	40,040.66	-
CASH END OF MONTH	-	-	(0.00)	-	-	-	-	5.51	-	-	-	40,040.66	-

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 08/01/02-08/31/02

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	BOA DIP General 3755524511	BOA Payroll 3755524537	BOA MM 3755524508	Total
CASH BEGINNING OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	62,337.72	15,791.11	40,528,286.90	40,834,212.31
CASH SALES												0.00
ACCOUNTS RECEIVABLE (NOTE 2)												0.00
LOANS AND ADVANCES												0.00
SALE OF ASSETS									16,000.00			16,000.00
DUE FROM LLC												0.00
OTHER (attach list)												0.00
TRANSFER FROM DISTRIBUTION LLC												0.00
TRANSFERS FROM UBOC PAYROLL									33,162.23			33,162.23
TRANSFERS FROM MONEY MARKET									155,228.97			155,228.97
TRANSFERS FROM DIP GENERAL										15,000.00		55,000.00
INTEREST									751.49		77,284.83	78,082.49
TOTAL RECEIPTS	-	-	-	-	-	-	-	-	205,142.69	15,000.00	77,284.83	337,473.69

DISBURSEMENTS
NET PAYROLL										(28,548.09)		4,766.53
PAYROLL TAXES										(15,140.32)		(15,140.32)
SALES,USE,& OTHER TAXES												0.00
INVENTORY PURCHASES												0.00
SECURED/RENT/LEASES									(4,092.38)			(4,092.38)
INSURANCE									(202.48)			(202.48)
ADMINISTRATIVE									(14,758.57)	131.99		(14,846.58)
SELLING												0.00
OTHER (attach list)												0.00
PRE-PETITION EXPENSES (NOTE 1)												0.00
OWNER DRAW												0.00
TRANSFERS												0.00
Transfer to LLC DIP												0.00
Transfer to PR									(15,000.00)			(15,000.00)
Transfer to CD												0.00
Transfer to DIP General											(115,000.00)	(188,391.20)
Transfer to Money Market									(40,000.00)			(40,000.00)
PROFESSIONAL FEES									(196,384.69)			(196,384.69)
U.S. TRUSTEE QUARTERLY FEES												0.00
COURT COSTS												0.00
TOTAL DISBURSEMENTS	-	-	-	-	-	-	-	-	(270,438.12)	(43,556.42)	(115,000.00)	(469,291.12)
NET CASH FLOW	-	-	-	-	-	-	-	-	(65,295.43)	(28,556.42)	(37,715.17)	(131,817.43)
CASH END OF MONTH	-	-	-	-	187,500.00	-	-	-	(2,957.71)	(12,765.31)	40,490,571.73	40,702,394.88

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$469,291.12
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(243,391.20)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$225,899.92

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:		Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:		2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):		DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement	$	-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		-		-
4.	Other				-
5.	Month End Balance per Books	$	-		$-		$-		$-		$-
6.	Number of Last Check Written		20560		605628

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
							none		none		not applicable

Total Checks Outstanding			$-

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:		Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:		2869003042		2860113492		5309026234		2869003034		2860113522 *
C.	Purpose (Type):		Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$187,500.00		$-		$5.51
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$187,500.00		$-		$5.51
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:		Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:				060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):		Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$-		$-		$-
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:		Union Bank		Bank of America			Bank of America			Bank of America		Bank of America	Total
B.	Account No.:		2869002770		3755524511			3755524537			375524508		3755524692
C.	Purpose (Type):		Time Deposit		DIP General			Payroll			Money Market		Money Market
1.	Balance per Bank Statement		$-	$		97,933.59	$		1,797.49		$40,490,571.73		$40,040.66	$40,817,848.98
2.	(+) Deposit in Transit													0.00
3.	(-) Outstanding Checks					(100,891.30)			(14,562.80)					(115,454.10)
4.	Other Reconciling Items													0.00
5.	Month End Balance per Books		$-	$		(2,957.71)	$		(12,765.31)		$40,490,571.73		$40,040.66	$40,702,394.88
6.	Number of Last Check Written					20773			800026

DEPOSITS IN TRANSIT		Date	Amount	Date		Amount	Date		Amount	Date	Amount	Date	Amount
			not applicable		None			None			not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	CK#		Amount	CK#		Amount	Ck#	Amount	Ck#	Amount
			not applicable								not applicable		not applicable
					20761	4,092.38		800025	7,774.40
					20763	2,239.98		800026	1,741.63
					20765	54,152.58		Debit	1,115.40
					20768	35,589.90		Debit	3,931.37
					20770	130.00
					20771	127.05
					20772	106.41
					20773	4,453.00
						$100,891.30			$14,562.80

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Cash Disbursements August 2002	Case No. 01-00706 (MFW)
Date	Num	Name	Amount
08/02/2002	20750	COHEN, STEFFANIE J	15.00
08/02/2002	20751	CROSSROADS, LLC	52,013.49
08/02/2002	20752	FEDERAL EXPRESS	47.41
08/02/2002	20753	MERRILL COMMUNICATIONS LLC	2,178.50
08/02/2002	20754	STATE COMPENSATION INSURANCE FUND	61.32
08/02/2002	20755	TRAUB, BONACQUIST & FOX, LLP	54,628.72
08/02/2002	20756	YOUNG, BYNNE	1,524.84
08/07/2002	20757	COHEN, STEFFANIE J	191.26
08/07/2002	20758	FEDERAL EXPRESS	25.79
08/07/2002	20759	REGUS BUSINESS CENTRES CORP.	280.79
08/07/2002	20760	RIGHT CLICK LLC	200.00
08/07/2002	20761	REGUS BUSINESS CENTRES CORP.	4,092.38
08/12/2002	Debit	BANK OF AMERICA	(140.43)
08/14/2002	20762	FEDERAL EXPRESS	8.99
08/14/2002	20763	GOLD, BARRY	2,239.98
08/14/2002	20764	MERRILL COMMUNICATIONS LLC	1,662.78
08/14/2002	20765	MORRIS, NICHOLS, ARSHT & TUNNELL	54,152.58
08/14/2002	20766	RECALL-INFORMATION MNT	293.90
08/14/2002	20767	STATE COMPENSATION INSURANCE FUND	141.16
08/14/2002	20768	TRAUB, BONACQUIST & FOX, LLP	35,589.90
08/14/2002	20769	YOUNG, BYNNE	1,413.30
08/29/2002	20770	COHEN, STEFFANIE J	130.00
08/29/2002	20771	FEDERAL EXPRESS	127.05
08/29/2002	20772	GOLD, BARRY	106.41
08/29/2002	20773	MERRILL COMMUNICATIONS LLC	4,453.00

		Subtotal	215,438.12

		ADD: Payroll Disbursements (see attached)	10,461.80

		Total Disbursements	225,899.92

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT August 2002	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
800022	08/02/2002	1,741.64	1,741.64
Taxes	08/02/2002	1,115.39		1,115.39
Fees	08/12/2002	(193.72)			(193.72)
800024	08/16/2002	1,741.62	1,741.62
Taxes	08/16/2002	1,115.42		1,115.42
Fees	08/30/2002	33.92			33.92
800026	08/30/2002	1,741.63	1,741.63
Taxes	08/30/2002	1,115.40		1,115.40
Fees	08/08/2002	220.00			220.00
Void UBOC Payroll	08/08/2002	(20,483.31)	(20,483.31)

TOTAL DISBURSEMENTS-eToys, Inc.		(11,852.01)

Fees	08/02/2002	67.61			67.61
800021	08/02/2002	7,774.40	7,774.40
Taxes	08/02/2002	3,931.37		3,931.37
800023	08/16/2002	7,774.40	7,774.40
Taxes	08/16/2002	3,931.37		3,931.37
Fees	08/16/2002	99.38			99.38
Fees	08/30/2002	(139.18)			(139.18)
800025	08/30/2002	7,774.40	7,774.40
Taxes	08/30/2002	3,931.37		3,931.37
Void UBOC Payroll	08/08/2002	(12,831.31)	(12,831.31)

TOTAL DISBURSEMENTS-LLC		22,313.81

TOTAL DISBURSEMENTS		10,461.80	(4,766.53)	15,140.32	88.01

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through August 31, 2002 and One Month Ended August 31, 2002
UNAUDITED

	Mar 7, '01 - Aug 31, '02	Aug '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	16,316.49	0.00
Liquidation Proceeds - Other	900,881.86	16,000.00

Total Liquidation Proceeds	-26,679,479.45	16,000.00

Total Income	-26,679,479.45	16,000.00

Gross Profit	-26,679,479.45	16,000.00
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,746.60	-270.23
Dues and Subscriptions	731.47	0.00
Employee Benefits	322,925.58	1,934.40
Equipment Leases	123,828.55	0.00
Insurance	904,698.95	202.48
Licenses and Permits	3,598.02	0.00
Miscellaneous	2,802.33	25.00
Moving Expense	10,058.50	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	162,317.36	-139.18
Parking	62,915.85	301.62
Payroll Taxes	83,050.66	609.10
Postage and Delivery	10,955.37	290.03
Professional Fees
Accounting	4,249.94	0.00
Legal Fees	13,868.94	0.00

Total Professional Fees	18,118.88	0.00
Rent	425,412.50	3,792.38
Repairs
Building Repairs	186.06	0.00
Computer Repairs	271,873.90	0.00
Equipment Repairs	561.60	0.00

Total Repairs	272,621.56	0.00
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages - Other	1,402,892.57	2,778.18

Total Salaries & Wages	1,422,640.82	2,778.18
Sales Tax	25,388.98	0.00
Supplies
Office	9,779.55	0.00
Supplies - Other	337.91	0.00

Total Supplies	10,117.46	0.00
Taxes
Local	300.00	0.00
State	10,254.00	0.00
Taxes - Other	24,552.68	0.00

Total Taxes	35,106.68	0.00
Telephone
Communications Expense	100,164.62	0.00
Telephone - Other	101,275.46	354.04

Total Telephone	201,440.08	354.04

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through August 31, 2002 and One Month Ended August 31, 2002
UNAUDITED

Temporary Help	3,620.00	0.00
Travel & Ent
Meals	331.98	0.00
Travel	24,936.39	660.14
Travel & Ent - Other	58,080.24	0.00

Total Travel & Ent	83,348.61	660.14

Utilities	-531.16	0.00

Total Expense	4,371,091.99	10,537.96

Net Ordinary Income	-31,050,571.44	5,462.04
Other Income/Expense
Other Income
Interest Income	1,348,007.14	78,082.49
Miscellaneous Income	1,624.91	0.00
Other Income	2,791,620.97	0.00

Total Other Income	4,141,253.02	78,082.49
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	85,800.00	0.00
Asset Management - Other	424,947.05	0.00

Total Asset Management	510,747.05	0.00
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	6,246.74	190.00
Record Storage	11,257.44	456.05

Total Post-Petition Payments	597,593.24	646.05
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted - Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	520,038.04	-15,299.49
Sales & Other Taxes	85,469.07	0.00

Total Pre-Petition Payments	626,716.66	-15,299.49
Provision for Restructuring Chg	126,968,255.01	0.00

Total Other Reorganization Expenses	128,192,564.91	-14,653.44
Outside Services	110,430.63	7,375.78
Professional Fees	5,942,597.15	163,192.69
U.S. Trustees Fees	39,750.00	0.00

Total Reorganization Expenses	134,285,342.69	155,915.03

Total Other Expense	134,285,342.69	155,915.03

Net Other Income	-130,144,089.67	-77,832.54

Net Loss	-161,194,661.11	-72,370.50

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706(MFW)

Balance Sheet (MOR-3)
As of Augst 31, 2002
UNAUDITED

Aug 31, '02
ASSETS
Current Assets
Cash
Restricted Cash	55,040.66
Unrestricted Cash	40,647,354.22

Total Cash	40,702,394.88
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	100,000.00
152000 - Prepaid Marketing	50,000.00
241000 - Deposits	30,000.00

Total Other Liquidated Debts	180,000.00

Total Other Current Assets	180,000.00

Total Current Assets	40,882,394.88
Other Assets
I/C Receivables - Post Petition
251000 POST - Due From Dist LLC	-13,063,340.40

Total I/C Receivables - Post Petition	-13,063,340.40
I/C Receivables Pre-Petition
251500 - Due From eToys Dist	1,687,315.60
255000 - Due From eToys Europe	200,000.00

Total I/C Receivables Pre-Petition	1,887,315.60
Intangible Assets
231000 - Goodwill	68,000.00

Total Intangible Assets	68,000.00
Reserve for Restructuring Chrgs	-20,426.26

Total Other Assets	-11,128,451.06

TOTAL ASSETS	29,753,943.82

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	554.60

Total Accounts Payable	554.60
Other Current Liabilities
Post-Petition Liabilities
340000 - Accrued Prof Fees	1,399,583.89
345500 - Accrued Admin Costs	3,200,000.00

Total Post-Petition Liabilities	4,599,583.89

Total Other Current Liabilities	4,599,583.89

Total Current Liabilities	4,600,138.49
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000P - Taxing Authority	100,000.00
332000P - Employee Comp Liab	400,000.00
345000 - Other Priority Claims	300,000.00

Total Priority Claims	800,000.00
Secured Claims
352500 - Other Secured Claim	100,000.00

Total Secured Claims	100,000.00
Unsecured Claims
300000 - Accounts Payable	28,000,000.00
326000 - Agreement	1,650,000.00
332000 - Employee Comp	850,000.00
335000 - Accrued Interest Pyble	2,700,000.00
351000 - Equipment Lease	18,800,000.00
353000 - Subordinated N/P	150,000,000.00
354000 - Other Unsecured Debt	700,000.00
355000 - Other Unsecured Claims	400,000.00

Total Unsecured Claims	203,100,000.00

Total Liabs Subject to Compromise	204,000,000.00

Total Long Term Liabilities	204,000,000.00

Total Liabilities	208,600,138.49

Total Equity	-178,846,194.67

TOTAL LIABILITIES & EQUITY	29,753,943.82

See accompanying Notes to Financial Statements	Page 1 of 1

In re: eToys, Inc. Debtor	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

Notes to Unaudited Financial Statements (MOR — 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

As the Company is being liquidated, assets are carried at estimated fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated fair market value.

Creditors' claims against the Company are still being evaluated and are subject to the adjudication of the Bankruptcy Court and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment reducing pre-petition liabilities to anticipated settlement amounts has been recorded. (See Notes 4 and 5)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's remaining assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. The provision was increased by $11.0 million in January 2002. This reserve was used to recognize losses and anticipated losses on remaining assets, writing assets down to estimated fair market value as of January 31, 2002. In May 2002, the reserve was increased by $19.1 million primarily to reflect increased liabilities claims received. This reserve has principally been used to reflect increased adminstrative claims and liabilities subject to compromise with $1.0 million being used to reduce expected recoveries from European subsidiaries. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales or increased liabilities resulting from unfavorable ruling on the Debtor's claims objections.
NOTE 3 -	Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.

In re: eToys, Inc. Debtor	Case No. 01-00706 (MFW) Reporting Period: 08/01/02-08/31/02

Notes to Unaudited Financial Statements (MOR — 2, 3)
As of May 31, 2002
UNAUDITED
(Continued)

NOTE 4 -	Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $17,611,000 were filed against eToys, Inc. The Company has undertaken a review and reconciliation of the administrative claims filed and determined that administrative claims filed against eToys, Inc. should approximate $3.2 million. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 5 -	Liabilities Subject to Compromise

During May 2002, the Debtor substantially completed its review and research into claims filed against the Debtor as a result of its Bankruptcy and the cessation of business operations. Liabilities currently recognized on the balance sheet as of May 31, 2002 reflect management's estimate of liabilities based on claims filed which were adjusted, where appropriate, as claims were researched, validated and quantified. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Liabilities Subject to Compromise.

In re: eToys, Inc	Case No. 01-00706 (MFW)
Debtor	Reporting Period: 08/01/02-08/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	0.00	0.00		Note 1	0.00
FICA-Employer	0.00	0.00	0.00		Note 1	0.00
FICA-Employee	0.00	0.00	0.00		Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	0.00	0.00			0.00
STATE AND LOCAL
Withholding	0.00	0.00	0.00		Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	0.00	0.00			0.00
Total taxes	0.00	0.00	0.00			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	554.60	-	-	-	-	554.60
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,399,583.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other: Accrued Administrative Costs						3,200,000.00
Total Postpetition Debts						4,600,138.49
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has adequate funds available to pay all post petition liabilities when approved by the Bankruptcy Court.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys, Inc.	Case No. 01-00706 (MFW)

eToys, Inc.
Accounts Payable Aging Report
As of August 31, 2002

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
FEDERAL EXPRESS	99.04	0.00	0.00	0.00	0.00	99.04
RECALL-INFORMATION MNT	297.15	0.00	0.00	0.00	0.00	297.15
REGUS BUSINESS CENTRES CORP.	158.41	0.00	0.00	0.00	0.00	158.41

TOTAL	554.60	0.00	0.00	0.00	0.00	554.60

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 08/01/02-08/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$100,000.00
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments
Total Accounts Receivable at the end of the reporting period	$100,000.00
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old	100,000.00
Total Accounts Receivable	$100,000.00
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$100,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 08/01/02-08/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/14/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC

Case No. 01-00707 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

    Copies of Tax Returns Filed During the Reporting Period
    There were no tax returns filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys Distribution LLC	Case No. 01-00707 MFW
Debtor	Reporting Period 08/01/02-08/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC	BofA Acct No. 375552-4540	Union Bank Acct No. 2180039778	BofA Acct No. 1459-2-08325
	Pre-petition				Total
CASH BEGINNING OF MONTH	0.00	251.13	0.00	0.00	251.13

CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
DUE FROM LLC					0.00
OTHER (attach list)					0.00
TRANSFERS - SWEEP ACCOUNT					0.00
TRANSFERS FROM eTOYS INC MM					0.00
TRANSFERS FROM PRE-PETITION					0.00
TRANSFERS FROM eTOYS INC DIP					0.00
INTEREST					0.00
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00

DISBURSEMENTS
NET PAYROLL					0.00
PAYROLL TAXES					0.00
SALES, USE, & OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENT/LEASES					0.00
INSURANCE					0.00
ADMINISTRATIVE		74.62			74.62
SELLING					0.00
OTHER (attach list)					0.00
PRE-PETITION EXPENSES *					0.00
OWNER DRAW					0.00
TRANSFERS					0.00
Transfer to eToys Inc. DIP					0.00
Transfer to PR					0.00
Transfer to CD					0.00
Due to LLC					0.00
Transfer to Pre-petition					0.00
PROFESSIONAL FEES					0.00
U.S. TRUSTEE QUARTERLY FEES					0.00
COURT COSTS					0.00
TOTAL DISBURSEMENTS	0.00	74.62	0.00	0.00	74.62
NET CASH FLOW	0.00	74.62	0.00	0.00	74.62
CASH END OF MONTH	0.00	325.75	0.00	0.00	325.75

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		(74.62)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		(74.62)

OTHER

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 375552-4540	Bank of America 1459-2-08325
BALANCE PER BOOKS	$-	$325.75	$-
BANK BALANCE	$-	$330.75	$-
(+) DEPOSITS IN TRANSIT (attach list)	-	-	$-
(-) OUTSTANDING CHECKS (attach list)	-	(5.00)	$-
OTHER (attach list)
ADJUSTED BANK BALANCE	$-	$325.75	$-

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			30338	5.00	None

Total Outstanding Checks		$-		$5.00

OTHER

In re: eToys Distribution LLC	Cash Disbursements August 2002	Case No. 01-00707 (MFW)
Date	Check Number	Name	Amount
08/12/2002	Auto	BANK OF AMERICA	(105.70)
08/28/2002	30338	VA DEPARTMENT OF MOTOR VEHICLES	5.00
08/30/2002	Auto	BANK OF AMERICA	26.08

		TOTAL DISBURSEMENTS	$(74.62)

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through August 31, 2002 and One Month Ended August 31, 2002
UNAUDITED

	Mar 7, '01-Aug 31, '02	Aug '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Loss on Settlement of Claims	-522,448.27	0.00
Other Income	838.20	0.00
Refunds Received	3,452.35	0.00
Liquidation Proceeds - Other	2,794,023.34	0.00

Total Liquidation Proceeds	-36,329,526.03	0.00

Total Income	-36,329,526.03	0.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-38,373,996.58	0.00
Expense
Automobile Expense	715.53	0.00
Bank Service Charges	26.08	-79.62
Dues and Subscriptions	19.50	0.00
Equipment Leases	168,024.75	0.00
Equipment Rental	12,118.76	0.00
Freight	272,105.65	0.00
Miscellaneous	1,448.72	5.00
Moving Expense	12,050.00	0.00
Outside Services	7,929.45	166.99
Payroll taxes	120,370.43	501.93
Postage and Delivery	11,167.90	0.00
Printing and Reproduction	33.44	0.00
Rent	2,399,827.72	0.00
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages - Other	1,551,698.21	21,784.07

Total Salaries & Wages	1,583,014.78	21,784.07
Security	132,850.15	0.00
Supplies
Office	162.40	0.00
Supplies - Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes
Property	107,181.66	0.00
Taxes - Other	24,556.74	0.00

Total Taxes	131,738.40	0.00
Telephone
Communications Expense	2,356.81	0.00
Telephone - Other	46,497.54	0.00

Total Telephone	48,854.35	0.00
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through August 31, 2002 and One Month Ended August 31, 2002
UNAUDITED

Ordinary Income/Expense
Temporary Help	117,666.03	0.00
Travel & Ent
Travel	2,370.82	0.00
Travel & Ent - Other	454.86	0.00

Total Travel & Ent	2,825.68	0.00
Utilities
Gas and Electric	261,827.52	0.00
Water & Trash	11,311.03	0.00
Utilities - Other	20,695.59	0.00

Total Utilities	293,834.14	0.00

Total Expense	5,368,656.63	22,378.37

Net Ordinary Income	-43,742,653.21	-22,378.37
Other Income/Expense
Other Income
Interest Income	5,874.04	0.00
Miscellaneous Income	11,928.00	0.00
Other Income	734.65	0.00

Total Other Income	18,536.69	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	196,164.13	0.00

Total Post-Petition Payments	260,994.93	0.00
Pre-Petition Payments
Employee Reimbursements	7,757.61	0.00
Exp Charged - Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00
Sales & Other Taxes	-2,110.68	0.00

Total Pre-Petition Payments	1,085,568.44	0.00
Provision for Restructuring Chg	43,251,000.00	0.00

Total Other Reorganization Expenses	44,597,563.37	0.00
U.S. Trustees Fees	14,500.00	0.00

Total Reorganization Expenses	44,612,063.37	0.00

Total Other Expense	44,612,063.37	0.00

Net Other Income	-44,593,526.68	0.00

Net Loss	-88,336,179.89	-22,378.37

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Balance Sheet (MOR-3)
As of August 31, 2002
UNAUDITED

Aug 31, '02
ASSETS
Current Assets
Checking/Savings
104000 - BOA DIP ACCOUNT	325.75

Total Checking/Savings	325.75
Other Current Assets
Other Liquidated Debts
155000 - A/P Debit Balances	20,000.00

Total Other Liquidated Debts	20,000.00

Total Other Current Assets	20,000.00

Total Current Assets	20,325.75
Other Assets
I/C Due to eToys, Inc.	13,063,340.40
Reserve for Restructuring	-230,952.04
Security Deposits
241000 - Other Security Deposit	50,000.00

Total Security Deposits	50,000.00

Total Other Assets	12,882,388.36

TOTAL ASSETS	12,902,714.11

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Post-Petition Liabilities
360000 - Accrued Admin Costs	1,800,000.00

Total Post-Petition Liabilities	1,800,000.00

Total Other Current Liabilities	1,800,000.00

Total Current Liabilities	1,800,000.00
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 - Sales and Use Taxes	2,400,000.00
332000P - Emp Claims Priority	200,000.00
335000 - Other Priority Claims	100,000.00

Total Priority Claims	2,700,000.00
Secured Claims
353000 - Other Secured Claims	250,000.00

Total Secured Claims	250,000.00
Unsecured Claims
301000 - Accounts Payable	42,250,000.00
303500 - Equipment Lease	3,300,000.00
332000U - Emp. Claims Unsecured	300,000.00
370000 - Other Unsecured	400,000.00
I/C - Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	111,663,313.98

Total Liabs Subject to Compromise	114,613,313.98

Total Long Term Liabilities	114,613,313.98

Total Liabilities	116,413,313.98
Total Equity	-103,510,599.87

TOTAL LIABILITIES & EQUITY	12,902,714.11

See accompanying notes to Financial Statements.	Page 1 of 1

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 08/01/02-08/31/02

Notes to Unaudited Financial Statements (MOR – 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated realizable value.

Creditors' claims against the Company are still being evaluated and are subject to the adjudication of the Bankruptcy Court and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment reducing pre-petition liabilities to anticipated settlement amounts has been recorded. (See Notes 3 and 4)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. This reserve has now been used to recognize losses and anticipated losses on remaining assets. During January 2002, $11,000,000 of the reserve was reversed and transferred to eToys, Inc. There can be no assurance that the remaining reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling less than $1.8 million were filed against eToys Distribution, LLC. The Company has undertaken a review and reconciliation of the administrative claims filed and estimated that administrative claims filed against eToys Distribution, LLC to be approximately $1.8 million. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 4 -	Liabilities Subject to Compromise

During May 2002, the Debtor substantially completed its review and research into claims filed against the Debtor as a result of its Bankruptcy and the cessation of business operations. Liabilities currently recognized on the balance sheet as of May 31, 2002 reflect management's estimate of liabilities based on claims filed which were adjusted, where appropriate, as claims were researched, validated and quantified. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Liabilities Subject to Compromise.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period: 08/01/02-08/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	11,390.94	11,390.94	Aug 2, 16 & 30	Note 1	0.00
FICA-Employee	0.00	1,111.03	1,111.03	Aug 2, 16 & 30	Note 1	0.00
FICA-Employer	0.00	1,111.03	1,111.03	Aug 2, 16 & 30	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	13,613.00	13,613.00			0.00
STATE AND LOCAL
Withholding	0.00	1,527.32	1,527.32	Aug 2, 16 & 30	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,527.32	1,527.32			0.00
Total taxes	0.00	15,140.32	15,140.32			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	-	-	-	-	-	-
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments					1,800,000.00	1,800,000.00
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual
Other: Post Petition Liabilities
Total Postpetition Debts						1,800,000.00
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has sufficient funds available to pay all post petition debts upon approval of the Bankruptcy Court.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of August 31, 2002

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL

TOTAL	0.00	0.00	0.00	0.00	0.00	0.00

In re: eToys Distribution LLC	Case No.01-00707 (MFW)
Debtor	08/01/02-08/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$20,000.00
(+) Amounts billed during the period	$-
(-) Amounts collected during the period
(-) Other adjustments (Note 1 + 2)
Total Accounts Receivable at the end of the reporting period	$20,000.00
Accounts Receivable Aging	Amount
0-30 days old	$-
31-60 days old
61-90 days old
91 + days old	$20,000.00
Total Accounts Receivable	$20,000.00
Amount considered uncollectible (Bad Debt)	$-
Accounts Receivable (Net)	$20,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 08/01/02-08/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/14/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

*  Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02
MOR-2 STATEMENT OF OPERATIONS (Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02
MOR-3
BALANCE SHEET	NOT APPLICABLE
ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 08/01/02 - 08/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 08/01/02-08/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/14/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re: PMJ Corporation	Case No. 01-0709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

            THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02
MOR-2 STATEMENT OF OPERATIONS
(Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02
MOR-3 BALANCE SHEET	NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02
MOR-3 continued BALANCE SHEET
NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/02-08/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

2

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Reporting Period: 08/01/02-08/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

        DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

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  Exhibit 99.1